Exhibit 10.10
AMENDMENT TO NONSTATUTORY STOCK OPTION AWARD
AND NONSTATUTORY SUPPLEMENTAL
STOCK OPTION AGREEMENTS
This AMENDMENT TO NONSTATUTORY STOCK OPTION AWARD AND NONSTATUTORY STOCK OPTION AGREEMENTS (this “Amendment”) is made by and between SANUWAVE, Inc., a Delaware corporation (the “Company”), and Barry J. Jenkins (the “Optionholder”).
WHEREAS, the parties entered into that certain Employment Agreement, dated April 10, 2006, pursuant to which the Optionholder was granted nonstatutory stock options and supplemental nonstatutory stock options under Section 5 of the Employment Agreement;
WHEREAS, the parties entered into a Nonstatutory Stock Option Award on October 24, 2006, pursuant to which the Optionholder was granted nonstatutory stock options (“Nonstatutory Stock Options”) to purchase whole shares of 3,057.75 shares of the Company’s common stock; and
WHEREAS, the Optionholder was granted additional Nonstatutory Stock Options to purchase whole shares of 6,739.05 shares of the Company’s common stock in 2008; and
WHEREAS, the parties entered into certain Nonstatutory Stock Option Agreements, dated October 24, 2006, describing the Supplemental Options, pursuant to which the Optionholder was granted nonstatutory stock options to purchase all or any part of (a) 294 shares of the Company’s common stock (“Supplemental Option 1”), (b) 294 shares of the Company’s common stock (“Supplemental Option 2”), and (c) 441 shares of the Company’s common stock (“Supplemental Option 3”), (collectively, the “Supplemental Options”); and
WHEREAS, in 2008, the Optionholder was granted additional Supplemental Options to purchase all or part of (a) 484.82 shares of the Company’s common stock under Supplemental Option 1, (b) 484.82 shares of the Company’s common stock under Supplemental Option 2, and (c) 727.22 shares of the Company’s common stock under Supplemental Option 3; and
WHEREAS, the Company has approved the grant of additional nonstatutory stock options to reflect changes to the number of the Company’s outstanding shares since the date of the initial stock option grants, and to change the vesting and exercise price of certain options underlying the shares of the Company’s common stock;
NOW THEREFORE, the parties hereby agree to amend the Nonstatutory Stock Options and the Supplemental Options as follows, effective as of the date of this Amendment:
1.
The Company hereby grants additional Nonstatutory Stock Options under the Nonstatutory Stock Option Award to reflect changes to the number of the Company’s outstanding shares since the date of the initial stock option grants. Accordingly, the Optionholder is granted an additional nonstatutory stock option to purchase whole shares of 603.50 shares of the Company’s common stock for a total option to purchase whole shares of 10,400.30 shares of the Company’s common stock.

2.
The Company hereby grants additional nonstatutory stock options under the Supplemental Options to reflect changes to the number of the Company’s outstanding shares since the date of the initial stock option grants. Accordingly, the Optionholder is granted additional supplemental nonstatutory stock options to purchase whole shares of (a) 237.10 shares of the Company’s common stock under Supplemental Option 1, (b) 237.10 shares of the Company’s common stock under Supplemental Option 2, and (c) 355.60 shares of the Company’s common stock under Supplemental Option 3.

3.
Sections 3 and 5 of Supplemental Option 1 are hereby amended to reflect the following: Supplemental Option 1 will have an exercise price of $100 per Share. Supplemental Option 1 will vest and become exercisable as to 100 percent (100%) of the total number of Shares subject to Supplemental Option 1 on the earlier of (i) April 10, 2012, and (ii) the date that the Company or its shareholders (A) enters into a transaction with any person or entity (including an issuance of options or the sale of equity interests in or assets of the Company) that establishes a value for the Company on a per share basis equal to at least $300 per Share or (B) receives a valuation from the Company’s usual financial advisor, or from another financial firm retained by the Company for the purpose of obtaining such valuation, that establishes a value for the Company on a per share basis equal to at least $300 per Share. Notwithstanding the above, if the Common Stock of the Company is or becomes listed on a national security exchange, Supplemental Option 1 will vest and become exercisable as to 100 percent (100%) of the total number of Shares subject to Supplemental Option 1 if the future closing price is equal to or exceeds 3.0 times the closing price of the Company’s Common Stock as of the first date that such Common Stock is listed and traded on that exchange. Exercise price for the Supplemental Option 1 will be the closing price of the Company’s Common Stock as of the first date that such Common Stock is listed and traded on that exchange.

4.
Sections 3 and 5 of Supplemental Option 2 are hereby amended to reflect the following: Supplemental Option 2 will have an exercise price of $100 per Share. Supplemental Option 2 will vest and become exercisable as to 100 percent (100%) of the total number of Shares subject to Supplemental Option 2 on the earlier of (i) April 10, 2012, and (ii) the date that the Company or its shareholders (A) enters into a transaction with any person or entity (including an issuance of options or the sale of equity interests in or assets of the Company) that establishes a value for the Company on a per share basis equal to at least $600 per Share or (B) receives a valuation from the Company’s usual financial advisor, or from another financial firm retained by the Company for the purpose of obtaining such valuation, that establishes a value for the Company on a per share basis equal to at least $600 per Share. Notwithstanding the above, if the Common Stock of the Company is or becomes listed on a national security exchange, Supplemental Option 2 will vest and become exercisable as to 100 percent (100%) of the total number of Shares subject to Supplemental Option 2 if the future closing price is equal to or exceeds 6.0 times the closing price of the Company’s Common Stock as of the first date that such Common Stock is listed and traded on that exchange. Exercise price for the Supplemental Option 2 will be the closing price of the Company’s Common Stock as of the first date that such Common Stock is listed and traded on that exchange.

5.
Sections 3 and 5 of Supplemental Option 3 are hereby amended to reflect the following: Supplemental Option 3 will have an exercise price of $100 per Share. Supplemental Option 3 will vest and become exercisable as to 100 percent (100%) of the total number of Shares subject to Supplemental Option 3 on the earlier of (i) April 10, 2012, and (ii) the date that the Company or its shareholders (A) enters into a transaction with any person or entity (including an issuance of options or the sale of equity interests in or assets of the Company) that establishes a value for the Company on a per share basis equal to at least $900 per Share or (B) receives a valuation from the Company’s usual financial advisor, or from another financial firm retained by the Company for the purpose of obtaining such valuation, that establishes a value for the Company on a per share basis equal to at least $900 per Share. Notwithstanding the above, if the Common Stock of the Company is or becomes listed on a national security exchange, Supplemental Option 3 will vest and become exercisable as to 100 percent (100%) of the total number of Shares subject to Supplemental Option 3 if the future closing price is equal to or exceeds 9.0 times the closing price of the Company’s Common Stock as of the first date that such Common Stock is listed and traded on that exchange. Exercise price for the Supplemental Option 3 will be the closing price of the Company’s Common Stock as of the first date that such Common Stock is listed and traded on that exchange.

6.
Notwithstanding the foregoing, the options granted under this Amendment shall be cancelled and all rights to such options for shares of common stock and the changes in vesting and exercise price shall be forfeited in their entirety if the Company does not engage in a share exchange or reverse merger with a public shell company on or before October 31, 2009.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the 14th day of September, 2009.

SANUWAVE, Inc.		OPTIONHOLDER

By:

	Name:	Barry J. Jenkins

Title:

AMENDMENT TO NONSTATUTORY STOCK OPTION AWARD
AND NONSTATUTORY SUPPLEMENTAL
STOCK OPTION AGREEMENTS
SCHEDULE A

Date Option granted:	October 24, 2006
Date Option expires:	October 24, 2016

Options:
Original Number of shares granted	3,057.75 shares
Additional Number of shares granted in 2008	6,739.05 shares
Additional Number of shares granted under this Amendment:	603.50 shares

Supplemental Option 1:
Original Number of shares granted	294.00 shares
Additional Number of shares granted in 2008	484.82 shares
Additional Number of shares granted under this Amendment:	237.10 shares

Supplemental Option 2:
Original Number of shares granted	294.00 shares
Additional Number of shares granted in 2008	484.82 shares
Additional Number of shares granted under this Amendment:	237.10 shares

Supplemental Option 3:
Original Number of shares granted	441.00 shares
Additional Number of shares granted in 2008	727.22 shares
Additional Number of shares granted under this Amendment:	355.60 shares

Exercise Price of Option (per Share):	$ 100.00

Total Number of Shares
in Installment
Date Installment	(including original grant, 2008 grant,	Incentive or
First Exercisable	and Options Granted Under This Amendment)	Nonstatutory Option

Vested*	7,800.22 shares of Nonstatutory Options	Nonstatutory Stock
	761.94 shares of Supplemental Option 1	Nonstatutory Stock
	761.94 shares of Supplemental Option 2	Nonstatutory Stock
	1,142.86 shares of Supplemental Option 3	Nonstatutory Stock

April 10, 2010*	2,600.08 shares of Nonstatutory Options	Nonstatutory Stock
	253.98 shares of Supplemental Option 1	Nonstatutory Stock
	253.98 shares of Supplemental Option 2	Nonstatutory Stock
	380.96 shares of Supplemental Option 3	Nonstatutory Stock

*	All Supplemental Options are subject to additional vesting and exercise requirements as described in each individual stock option agreement.